Exhibit 99.1

5711 South 86th Circle Omaha, NE 68127 Phone 402.596.4500 Fax 402.593.4574 www.infogroup.com
FOR IMMEDIATE RELEASE
February 8, 2010
Infogroup Contacts:
Lisa Olson
Senior Vice President, Corporate Relations
Phone: (402) 593-4541
E-mail: lisa.olson@infogroup.com
Thomas Oberdorf
Chief Financial Officer
Phone: (402) 593-4690
Infogroup Reports Fourth Quarter and Fiscal Year 2009 Results
•	Infogroup reports revenue for the fourth quarter of $125.8 million and $499.9 million for the fiscal year

•	Fourth quarter revenue growth of $0.8 million from third quarter 2009, second quarter of sequential growth

•	Fiscal year operating income of $20.5 million

•	Cash flow from continuing operations of $41.2 million this fiscal year

•	Fourth quarter 2009 loss per share from continuing operations of $0.02 compared to earnings per share of $0.02 last year

•	Continued reduction of debt for fourth quarter by $5.4 million to $181.7 million
(OMAHA, NE) — Infogroup (NASDAQ: IUSA), the leading provider of data driven and interactive resources for targeted sales, marketing and research solutions today reported preliminary unaudited financial results for the fourth quarter and the fiscal year ended December 31, 2009.
“While 2009 was a challenging year, we continue to see improvements in our core operations,” said Bill Fairfield, Infogroup’s Chief Executive Officer. “We had sequential quarterly revenue growth for the second quarter in a row, and we continue to generate positive cash flow.”
FOURTH QUARTER RESULTS
GAAP Results
During the fourth quarter of 2009, Infogroup recorded revenue of $125.8 million, compared to $141.9 million for the same period in 2008, representing a decline of $16.1 million or 11%.
Infogroup’s operating income for the fourth quarter of 2009 was $7.5 million, which included $10.3 million of restructuring, non-recurring and non-cash charges, compared to operating income of $9.9 million in the fourth quarter of 2008, which included $11.4 million of comparable charges.
Infogroup’s net loss from continuing operations for the fourth quarter of 2009 was $1.4 million, or a loss per share from continuing operations of $0.02, compared to net income from continuing operations of $1.3 million, or earnings per share from continuing operations of $0.02 in 2008.
Non-GAAP Results

5711 South 86th Circle Omaha, NE 68127 Phone 402.596.4500 Fax 402.593.4574 www.infogroup.com
Infogroup’s adjusted earnings per share from continuing operations for the fourth quarter of 2009, excluding the restructuring, non-recurring and non-cash charges, was $0.14, compared to $0.17 for the fourth quarter of 2008, a decrease of $0.03.
In the fourth quarter of 2009, EBITDA was $15.6 million compared to $16.6 million in 2008. Adjusted EBITDA, which excludes certain restructuring, non-recurring and non-cash charges, was $26.0 million in 2009, compared to $30.5 million in 2008.
In total, the Company recorded $10.4 million in costs during the quarter for restructuring, non-recurring and non-cash charges. This included $7.7 million for an impairment of goodwill, $0.6 million for additional impairments and write-down of assets, $0.8 million in legal and professional fees related to the SEC investigation, $0.9 million in restructuring costs for severance associated with headcount reductions and facility closures and $0.4 million in non-cash stock compensation expense. All of the charges, excluding a write-down of a non-marketable security of $0.1 million recorded in other income, were recorded in selling, general and administrative expenses within operating expenses.
FISCAL YEAR RESULTS
GAAP Results
Revenue for the fiscal year 2009 was $499.9 million, compared to $588.7 million for fiscal year 2008, representing a decline of $88.8 million or 15%. Excluding the effect of foreign exchange, the decline was $79.4 million or 13%.
Infogroup’s operating income for the fiscal year 2009 was $20.5 million, which included $41.0 million of restructuring, non-recurring and non-cash charges, compared to operating income of $17.0 million for fiscal year 2008, which included $52.0 million of comparable charges.
Infogroup’s net income from continuing operations for the fiscal year 2009 was $1.4 million, or earnings per share from continuing operations of $0.02, compared to a net loss from continuing operations of $1.4 million, or a loss per share from continuing operations of $0.03 in 2008.
Non-GAAP Results
Infogroup’s adjusted earnings per share from continuing operations for the fiscal year 2009, excluding the restructuring, non-recurring and non-cash charges, was $0.51, compared to $0.56 for fiscal year 2008, a decrease of $0.05.
EBITDA for the fiscal year 2009 was $50.3 million compared to $51.3 million in 2008. Adjusted EBITDA, which excludes certain restructuring, non-recurring and non-cash charges, was $91.8 million in 2009, compared to $105.7 million in 2008.
The Company recorded $41.6 million during fiscal year 2009 for restructuring, non-recurring and non-cash charges compared to $54.4 million in 2008, representing a decline of $12.8 million. The 2009 charges included $8.5 million in legal and professional fees related to the SEC investigation, $14.1 million in restructuring costs for severance associated with headcount reductions and facility closures, $7.7 million for an impairment of goodwill, $9.2 million for other impairments and write-down of assets, $1.6 million in non-cash stock compensation expense and $0.4 million for litigation settlement charges. All of the charges, excluding a net write-down of marketable and non-marketable securities of $0.5 million recorded in other income, were recorded in selling, general and administrative expenses within operating expenses.
“Cost savings initiatives during 2009 had an actual impact of $26.6 million, and will have an annualized impact of approximately $38 million,” said Tom Oberdorf, Infogroup’s Chief Financial Officer. “Cost reductions and

5711 South 86th Circle Omaha, NE 68127 Phone 402.596.4500 Fax 402.593.4574 www.infogroup.com building efficiencies within the organization have become a way of life at Infogroup, and we expect to have additional cost savings in 2010.”
Fairfield added, “With the foundation we laid in 2009, we are now beginning the next phase of our transformation in which we will continue to rationalize the business around customer segments. This will strengthen our “go to market” strategies both from a customer service and product innovation effort and help to drive organic growth.” Fairfield concluded, “We are pleased with our progress that we experienced over the last several quarters and look forward to 2010.”
NON-GAAP INFORMATION
In addition to presenting results determined in accordance with generally accepted accounting principles, or GAAP, this release also presents non-GAAP financial measures. Investors are referred to the tables included in this press release for a reconciliation of these non-GAAP measures to GAAP financial measures.
Management considers GAAP and non-GAAP financial measures in evaluating the operating performance of the Company. EBITDA is commonly used as an analytical indicator within Infogroup’s industry. Adjusted EBITDA, adjusted earnings per share, non-GAAP selling, general and administrative expenses and non-GAAP operating income exclude items that management believes result from events that are not recurring and are not part of on-going operations. Management believes these non-GAAP financial measures also provide useful supplemental information to investors in evaluating the aggregate performance of the Company’s operating businesses.
All companies do not calculate non-GAAP measures in the same manner and the non-GAAP financial measures presented in this press release may not be comparable to similar measures used by other companies. Non-GAAP measures should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. You should not consider non-GAAP financial measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.
CONFERENCE CALL
The Company will host its fourth quarter conference call on February 9, 2010 at 8:30 a.m. Eastern time. To access the conference call, please dial 877-719-9789 (international 719-325-4751), passcode 5496627, approximately 10 minutes prior to the start of the call. Those interested can also listen to an audio webcast of the call live on the Investor Relations section of the Company’s web site at www.Infogroup.com. A replay of the call will be available after the call at the same link.
About Infogroup
Infogroup (NASDAQ: IUSA) is the leading provider of data and interactive resources that enables targeted sales, effective marketing and insightful research solutions. Our information powers innovative tools and insight for businesses to efficiently reach current and future customers through multiple channels, including the world’s most dominant and powerful Internet search engines and GPS navigation systems. Infogroup’s headquarters are located at 5711 South 86th Circle, Omaha, NE 68127. For more information, call (402) 593-4500 or visit www.infogroup.com.
Forward-Looking Statements
Statements in this announcement other than historical data and information constitute forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. The potential risks and uncertainties include, but are not limited to, recent changes in senior management, risks associated with litigation, the successful integration of recent and future acquisitions, fluctuations in operating results, failure to successfully carry out our Internet strategy or to grow our Internet revenue, effects of leverage, changes in technology and increased competition. More information about potential factors that could affect the company’s business and financial results is included in the Company’s filings with the Securities and Exchange Commission.

5711 South 86th Circle
Omaha, NE 68127
Phone 402.596.4500
Fax 402.593.4574
www.infogroup.com
Infogroup INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	THREE MONTHS ENDED		FOR THE YEARS ENDED
	December 31,		December 31,
	2009	2008	2009	2008
	(UNAUDITED)		(UNAUDITED)

Net sales	$125,821	$141,909	$499,913	$588,686
Costs and expenses:
Cost of goods and services	46,786	49,069	185,239	203,981
Selling, general and administrative	63,448	74,239	263,622	333,533
Depreciation and amortization of operating assets	5,768	5,587	20,180	21,352
Amortization of intangible assets	2,315	3,152	10,373	12,864

Total operating costs and expenses	118,317	132,047	479,414	571,730

Operating income	7,504	9,862	20,499	16,956
Investment income (expense)	41	(11)	229	1,660
Other income (expense)	(34)	(1,958)	(1,021)	(1,497)
Interest expense	(1,936)	(4,794)	(9,453)	(18,141)

Other expense, net	(1,929)	(6,763)	(10,245)	(17,978)

Income (loss) before income taxes	5,575	3,099	10,254	(1,022)
Income tax expense	6,983	1,835	8,808	412

Net income (loss) from continuing operations	(1,408)	1,264	1,446	(1,434)
Income (loss) from discontinued operations, net of tax	(1,031)	1,180	(8,219)	6,245

Net income (loss)	$(2,439)	$2,444	$(6,773)	$4,811

BASIC EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations	$(0.02)	$0.02	$0.02	$(0.03)
Income (loss) from discontinued operations	$(0.02)	$0.02	$(0.14)	$0.11

Net income (loss)	$(0.04)	$0.04	$(0.12)	$0.08

Basic weighted average shares outstanding	57,550	56,944	57,359	56,760

DILUTED EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations	$(0.02)	$0.02	$0.02	$(0.03)
Income (loss) from discontinued operations	$(0.02)	$0.02	$(0.14)	$0.11

Net income (loss)	$(0.04)	$0.04	$(0.12)	$0.08

Diluted weighted average shares outstanding	57,550	56,998	57,923	56,760

5711 South 86th Circle
Omaha, NE 68127
Phone 402.596.4500
Fax 402.593.4574
www.infogroup.com
The following provides a reconciliation of GAAP net income (loss) to non-GAAP EBITDA and non-GAAP adjusted EBITDA:

	THREE MONTHS ENDED		FOR THE YEARS ENDED
	December 31,		December 31,
	2009	2008	2009	2008
(in thousands)	(UNAUDITED)		(UNAUDITED)

GAAP net income (loss)	$(2,439)	$2,444	$(6,773)	$4,811
(Income) loss from discontinued operations, net of tax	1,031	(1,180)	8,219	(6,245)
Interest expense	1,936	4,794	9,453	18,141
Income tax expense	6,983	1,835	8,808	412
Depreciation and amortization of operating assets	5,768	5,587	20,180	21,352
Amortization of intangible assets	2,315	3,152	10,373	12,864

Non-GAAP EBITDA	$15,594	$16,632	$50,260	$51,335

Adjustments:
SEC investigation / shareholder litigation expenses	$759	$(341)	$8,465	$23,595
Restructuring costs	877	2,985	14,103	18,485
Impairments and write-down of assets	8,306	10,602	16,947	11,268
Litigation settlement charges	28	498	416	561
Non-cash stock compensation expense	437	127	1,634	500

Non-GAAP adjusted EBITDA	$26,001	$30,503	$91,825	$105,744

The following provides a reconciliation of GAAP basic earnings (loss) per share to non-GAAP adjusted basic earnings per share:

	THREE MONTHS ENDED		FOR THE YEARS ENDED
	December 31,		December 31,
	2009	2008	2009	2008
(in thousands, except per share amounts)	(UNAUDITED)		(UNAUDITED)

GAAP basic earnings (loss) per share from continuing operations	$(0.02)	$0.02	$0.02	$(0.03)
Effect of adjustments (see below)	$0.16	$0.15	$0.49	$0.59

Non-GAAP adjusted basic earnings per share from continuing operations	$0.14	$0.17	$0.51	$0.56

GAAP basic earnings (loss) per share	$(0.04)	$0.04	$(0.12)	$0.08
Effect of adjustments (see below)	$0.16	$0.15	$0.49	$0.59

Non-GAAP adjusted basic earnings per share	$0.12	$0.19	$0.37	$0.67

Adjustments (detail in above table)	$10,407	$13,871	$41,565	$54,409
Income tax effect of adjustments	1,054	5,271	13,283	20,675

Impact of adjustments on net income	$9,353	$8,600	$28,282	$33,734

Basic weighted average shares outstanding	57,550	56,944	57,359	56,760

Effect of adjustments on basic earnings (loss) per share from continuing operations and basic earnings per share	$0.16	$0.15	$0.49	$0.59

5711 South 86th Circle Omaha, NE 68127 Phone 402.596.4500 Fax 402.593.4574 www.infogroup.com
The following provides a reconciliation of GAAP selling, general and administrative expenses to non-GAAP selling, general and administrative expenses, excluding restructuring, non-recurring and non-cash charges:

	THREE MONTHS ENDED		FOR THE YEARS ENDED
	December 31,		December 31,
	2009	2008	2009	2008
(in thousands)	(UNAUDITED)		(UNAUDITED)

GAAP selling, general and administrative expenses	$63,448	$74,239	$263,622	$333,533
Less restructuring, non-recurring and non-cash charges	10,307	11,428	41,046	51,966

non-GAAP selling, general and administrative expenses, excluding restructuring, non- recurring and non-cash charges	$53,141	$62,811	$222,576	$281,567

The following provides a reconciliation of GAAP operating income to non-GAAP operating income, excluding restructuring, non-recurring and non-cash charges:

	THREE MONTHS ENDED		FOR THE YEARS ENDED
	December 31,		December 31,
	2009	2008	2009	2008
(in thousands)	(UNAUDITED)		(UNAUDITED)
GAAP operating income	$7,504	$9,862	$20,499	$16,956
Plus restructuring, non-recurring and non-cash charges	10,307	11,428	41,046	51,966

non-GAAP operating income, excluding restructuring, non-recurring and non-cash charges	$17,811	$21,290	$61,545	$68,922

5711 South 86th Circle Omaha, NE 68127 Phone 402.596.4500 Fax 402.593.4574 www.infogroup.com
Infogroup INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(in thousands)

	December 31,	December 31,
	2009	2008
	(UNAUDITED)
ASSETS
Current assets:
Cash and cash equivalents	$5,784	$4,691
Marketable securities	1,773	992
Trade accounts receivable	61,947	56,030
List brokerage trade accounts receivable	81,033	86,841
Unbilled services	8,487	11,120
Deferred income taxes	1,184	6,889
Income taxes receivable	—	3,782
Prepaid expenses	8,702	9,382
Deferred marketing costs	742	1,004
Assets held for sale	1,457	3,960
Current assets of discontinued operations	—	36,845

Total current assets	171,109	221,536

Property and equipment, net	50,285	59,235
Goodwill	346,265	377,708
Intangible assets, net	61,828	69,950
Other assets	3,736	2,505
Escrow, noncurrent	10,029	—
Noncurrent assets of discontinued operations	—	84,844

	$643,252	$815,778

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$2,692	$2,899
Accounts payable	18,395	29,569
List brokerage trade accounts payable	65,936	79,827
Accrued payroll expenses	32,231	32,128
Accrued expenses	11,370	16,068
Income taxes payable	3,613	—
Deferred revenue	62,582	60,479
Current liabilities of discontinued operations	—	16,659

Total current liabilities	196,819	237,629

Long-term debt, net of current portion	179,010	297,745
Deferred income taxes	5,774	10,552
Other liabilities	11,034	5,417
Noncurrent liabilities of discontinued operations	—	16,406
Stockholders’ equity:
Common stock	144	142
Paid-in capital	151,529	147,029
Retained earnings	107,309	114,082
Note receivable — shareholder	(6,800)	(9,000)
Accumulated other comprehensive loss	(1,567)	(4,224)

Total stockholders’ equity	250,615	248,029

	$643,252	$815,778